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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                  April 2, 2002


                              NetRadio Corporation
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



              0-23928                                    41-1819471
     (Commission File Number)               (IRS Employer Identification Number)





   6458 City West Parkway, Suite 100
       Eden Prairie, Minnesota                              55344
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (952) 943-3917



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Item 5.           OTHER EVENTS

                  On April 2, 2002, the shareholders of NetRadio Corporation (the "Company") approved and adopted a Plan of Liquidation and Dissolution at a special meeting of the shareholders of the Company held for that purpose, with 1,172,314 shares voting yes, 3,440 shares voting no and 442 shares abstaining. On April 2, 2002, the Company filed a Notice of Intent to Dissolve with the Secretary of State of the State of Minnesota. As disclosed in the proxy statement of the Company, dated March 4, 2002, the Company's stock transfer records closed as of April 2, 2002, and after April 2, 2002 certificates representing the Company's common stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NetRadio Corporation
                                             Registrant


Date:  April 2, 2002                     By  Michael Wise
                                             -----------------------------------
                                             Name:  Michael Wise
                                             Title:  Chief Financial Officer